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                                                                   EXHIBIT 10.3


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                             ASSIGNMENT OF LOAN AGREEMENT

                                     BY AND AMONG

                            ECONOMIC DEVELOPMENT AUTHORITY
                       OF THE CITY OF BELLE PLAINE, MINNESOTA,

                             FINOVA PUBLIC FINANCE, INC.

                                         AND

                 EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY





                               DATED AS OF JULY 1, 1998




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This instrument was drafted by:

KENNEDY & GRAVEN, CHARTERED
470 Pillsbury Center
200 South Sixth Street
Minneapolis, Minnesota 55402


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                                                                   EXHIBIT 10.3

                         ASSIGNMENT OF LOAN AGREEMENT


     THIS ASSIGNMENT OF LOAN AGREEMENT, dated as of July 1, 1998, is made and entered into by and among Economic Development Authority of the City of Belle Plaine, Minnesota, a public body corporate and politic and political subdivision of the State of Minnesota (the "Issuer"), FINOVA Public Finance, Inc. (the "Lender"), and Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation (the "Borrower").

     WHEREAS, the Issuer has authorized the issuance of, and sale to the Lender of a Taxable Industrial Development Revenue Bond (Excelsior-Henderson Project), Series 1998 (the "Bond"), in the principal face amount of Six Million One Hundred Thousand Dollars ($6,100,000); and

     WHEREAS, the Issuer has entered into a Loan Agreement, dated as of July 1, 1998 (the "Loan Agreement"), with the Borrower whereby the Issuer will loan the proceeds from the sale of the Bond to the Borrower upon the terms and conditions set forth in the Loan Agreement; and

     WHEREAS, the Issuer is willing to provide further security for the prompt payment of the principal, premium, if any, and interest due on the Bond in order to induce the Lender to purchase the Bond and to advance funds under the Bond.

     NOW, THEREFORE, in order to induce the Lender to purchase the Bond and to secure the due and punctual payment of the Bond and all other sums due the Lender under any document securing or executed in connection with the Bond, the Issuer hereby agrees with the Lender and the Borrower as follows:

     1. The Issuer does hereby grant to Lender a security interest in all of the Issuer's right, title, and interest in and to the Loan Agreement (except its rights to indemnification and the payment of costs and expenses provided in Sections 3.04, 4.02 and 7.07 of the Loan Agreement).

     2. The Issuer hereby represents and warrants to the Lender that the Issuer is the owner of the Loan Agreement and all rights incident thereto, free and clear of any lien, security interest, or other encumbrance other than the security interest arising under this Assignment of Loan Agreement.

     3. The Issuer hereby authorizes the Lender to exercise, whether or not an "Event of Default" has occurred under the Loan Agreement, either in the Issuer's name or the Lender's name, any and all rights or remedies available to the Issuer under the Loan Agreement, including without limitation the right to modify the terms of the Loan Agreement and the Bond without the prior consent of the Issuer; provided that the maturity date of the Bond shall in no event be modified to a date that is more than thirty years after the date of issue of the Bond, and further provided that so long as the Bond is outstanding the Lender agrees that it will not make or approve a modification of the Loan Agreement or the Bond if as a result thereof the property financed with the proceeds of the Bond no longer constitutes a "project" under the Act (as defined in the Loan Agreement). The Issuer agrees, on request of the Lender, to execute and deliver to the Lender such other documents or instruments as shall be deemed necessary or appropriate by the Lender at any time to confirm or perfect the security interest hereby granted. The Issuer hereby irrevocably appoints the Lender its attorney-in-fact to execute on behalf of the Issuer, and in its name, any and all such assignments, financing statements, or other documents or instruments which the Lender may deem necessary or appropriate to perfect, protect, or enforce the security interest hereby granted.

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                                                                   EXHIBIT 10.3
     4.   The Issuer will not:

          (a) exercise or attempt to exercise any remedies under the Loan Agreement (except those reserved to the Issuer under Section 1 hereof), or terminate, modify, or accept a surrender of, or offer or agree to any termination, modification, or surrender of the same, or by affirmative act, consent to the creation or existence of any security interest or other lien in the Loan Agreement to secure payment of any other indebtedness; or

          (b) receive or collect or permit the receipt or collection of any payments, receipts, rentals, profits, or other money under the Loan Agreement, or assign, transfer, or hypothecate (other than to the Lender hereunder) any of the same then due or to accrue in the future except for payments received by the Issuer pursuant to Sections 3.04, 4.02, or 7.07 of the Loan Agreement.

     5. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises, and agreements in this Assignment of Loan Agreement contained by or on behalf of the Issuer or the Lender shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

     6. The unenforceability or invalidity of any provision or provisions of this Assignment of Loan Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     7. This Assignment of Loan Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Minnesota. This Assignment of Loan Agreement may not be amended or modified except in writing signed by the Issuer and the Lender.

     8. This Assignment of Loan Agreement may be executed, acknowledged, and delivered in any number of counterparts and each of such counterparts shall constitute an original but all of which together shall constitute one agreement.

     9. The terms used in this Assignment of Loan Agreement which are defined in the Loan Agreement shall have the meanings specified therein, unless the context of this Assignment of Loan Agreement otherwise requires, or unless such terms are otherwise defined herein.

     10. No obligation of the Issuer hereunder shall constitute or give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers, but shall be payable solely out of the proceeds and the revenues derived under the Loan Agreement. If, notwithstanding the provisions of the immediately preceding sentence, the Issuer incurs any expense or suffers any losses, claims, or damages or incurs any liabilities directly related to the Facility or the Loan Agreement, the Borrower will indemnify and hold harmless the Issuer from the same and will reimburse the Issuer for any legal or other expenses incurred by the Issuer in relation thereto, and this covenant to indemnify, hold harmless, and reimburse the Issuer shall survive payment of the Bond.


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                                                                   EXHIBIT 10.3

     IN WITNESS WHEREOF, the Issuer, the Lender, and the Borrower have hereunto executed this instrument as of the date first above written.


                              ECONOMIC DEVELOPMENT AUTHORITY
                              OF THE CITY OF BELLE PLAINE, MINNESOTA



                              By
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                              Its
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                              By
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                              Its
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                                                                   EXHIBIT 10.3

Assignment of Loan Agreement signature page.


                              FINOVA PUBLIC FINANCE, INC.



                              By
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                              Its
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                                                                   EXHIBIT 10.3

     The undersigned agrees to the provisions of paragraph 10 of this Assignment of Loan Agreement and agrees that its obligations to indemnify and hold harmless and reimburse the Issuer shall survive payment of the Bond.


                              EXCELSIOR-HENDERSON MOTORCYCLE
                              MANUFACTURING COMPANY



                              By
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                              Its
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